UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 17, 2004

MTI TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23418	95-3601802
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14661 Franklin Avenue, Tustin, California	92780
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 481-7800

Item 5. — Other Events and Regulation FD Disclosure.
Item 7. — Exhibits
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 3(I).1
EXHIBIT 4.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

Item 5. – Other Events and Regulation FD Disclosure.

     On June 22, 2004, MTI Technology Corporation, a Delaware corporation (the “Company”), issued a press release announcing that it raised $15 million in gross proceeds through a private placement to accredited investors. In connection with the private placement, MTI issued 566,797 shares of MTI Series A Convertible Preferred Stock at $26.46 per share and warrants to purchase 1,624,308 shares of MTI Common Stock with an exercise price of $3.10 per share. The shares of Common Stock into which the warrants are exercisable represent twenty-five percent (25%) of the aggregate number of shares of Common Stock into which the Series A Convertible Preferred Stock are convertible plus an additional 207,315 shares of Common Stock. Each share of Series A Convertible Preferred Stock is convertible into Common Stock at an initial conversion rate of 10 shares of Common Stock for each share of Series A Convertible Preferred Stock, subject to certain adjustments as set forth in the Certificate of Designation of Series A Convertible Preferred Stock. As part of the private placement, a representative of the investors has joined the Company’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.

     The securities issued in the private placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from those registration requirements.

     The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation of the Series A Convertible Preferred Stock dated June 17, 2004, which is attached hereto as Exhibit 3(i).1, the Securities Purchase Agreement dated June 17, 2004, which is attached hereto as Exhibit 10.1, the Investor Registration Rights Agreement dated June 17, 2004, which is attached hereto as Exhibit 10.2, and the form of Purchase Warrant, which is attached hereto as Exhibit 4.1, and each of which is incorporated herein by this reference.

Item 7. – Exhibits

(c)	Exhibits.

Exhibit Number	Description
3(i).1	Certificate of Designation of Series A Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on June 17, 2004
4.1	Form of Purchase Warrant issued by the Company to each investor pursuant to the Securities Purchase Agreement, dated June 17, 2004

10.1	Securities Purchase Agreement by and among the Company and the investors named therein, dated June 17, 2004

10.2	Investor Rights Agreement by and among the Company and the investors named therein, dated June 17, 2004

99.1	Press Release of MTI Technology Corporation issued on June 22, 2004, announcing $15 million private placement financing

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTI TECHNOLOGY CORPORATION

June 22, 2004	/s/ Todd Schaeffer

Todd Schaeffer, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
3(i).1	Certificate of Designation of Series A Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on June 17, 2004
4.1	Form of Purchase Warrant issued by the Company to each investor pursuant to the Securities Purchase Agreement, dated June 17, 2004
10.1	Securities Purchase Agreement by and among the Company and the investors named therein, dated June 17, 2004
10.2	Investor Rights Agreement by and among the Company and the investors named therein, dated June 17, 2004
99.1	Press Release of MTI Technology Corporation issued on June 22, 2004, announcing $15 million private placement financing